UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2016

Oracle Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35992	54-2185193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Oracle Parkway, Redwood City, California 94065

(Address of principal executive offices) (Zip Code)

(650) 506-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

Item 8.01 Other Events

Item 9.01 Financial Statements and Exhibits

SIGNATURE

EXHIBIT LIST

EXHIBIT 99.1

Section 2—Financial Information

Item 2.02 Results of Operations and Financial Condition

On September 15, 2016, Oracle Corporation (“Oracle”) issued a press release announcing financial results for its fiscal first quarter ended August 31, 2016. A copy of this press release is furnished as Exhibit 99.1 to this report.

Section 8—Other Events

Item 8.01 Other Events

Oracle announced that its Board of Directors has declared a cash dividend of $0.15 per share of outstanding common stock payable on October 26, 2016, to stockholders of record as of the close of business on October 12, 2016.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release dated September 15, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORACLE CORPORATION

Dated: September 15, 2016	By:	/S/ WILLIAM COREY WEST
William Corey West Executive Vice President, Corporate Controller and Chief Accounting Officer

EXHIBIT LIST

Exhibit No.	Description of Exhibit

99.1	Press Release dated September 15, 2016